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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 23, 2003
                             AsiaInfo Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                   001-15713                  752506390
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        (State or              (Commission File           (I.R.S. Employer
   other jurisdiction of            Number)              Identification No.)
      incorporation)


       4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street
                     Haidian District, Beijing 100086, China
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code +8610 6250 1658




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          (Former name or former address, if changed since last report)
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Item 9.  Regulation FD Disclosure

Results of Operations and Financial Condition

On July 23, 2003, AsiaInfo Holdings, Inc. (the "Corporation") reported its results for the second quarter ended June 30, 2003. The Corporation's earnings release for the second quarter ended June 30, 2003 is attached as Exhibit 99(a). The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo Holdings, Inc.

Date: July 23, 2003                     By: /s/ Ying Han
                                             ----------------------------------
                                             Name:  Ying Han
                                             Title: Executive Vice President and
                                                    Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit                  Earnings Release--Second Quarter Ended June 30, 2003
No. 99(a)